Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, in his capacity as the Chief Executive Officer of United Natural Foods, Inc., a Delaware corporation (the “Company”), hereby certifies that the Quarterly Report of the Company on Form 10-Q for the quarterly period ended January 31, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/ J. ALEXANDER MILLER DOUGLAS
J. Alexander Miller Douglas
Chief Executive Officer
March 10, 2026